SCHEDULE 14A

                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
               Securities Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[X]  Preliminary Proxy Statement          [_]  Soliciting Material Under Rule
[_]  Confidential, For Use of the              14a-12
     Commission Only (as permitted
     by Rule 14a-6(e)(2))
[_]  Definitive Proxy Statement
[_]  Definitive Additional Materials




                               United Energy Corp.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)



--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)   Title of each class of securities to which transaction applies:

________________________________________________________________________________
2)   Aggregate number of securities to which transaction applies:

________________________________________________________________________________

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

________________________________________________________________________________
4)   Proposed maximum aggregate value of transaction:

________________________________________________________________________________
5)   Total fee paid:

________________________________________________________________________________
[_]  Fee paid previously with preliminary materials:

________________________________________________________________________________
[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     1)   Amount previously paid:

________________________________________________________________________________
     2)   Form, Schedule or Registration Statement No.:

________________________________________________________________________________
     3)   Filing Party:

________________________________________________________________________________
     4)   Date Filed:

________________________________________________________________________________

--------------------------------------------------------------------------------

                            UNITED ENERGY CORPORATION
                             600 MEADOWLANDS PARKWAY
                               SECAUCUS, NJ 07094

                    ----------------------------------------
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                    ----------------------------------------



     TIME .......................    10:00 a.m. on Wednesday, August 22, 2001

     PLACE ......................    Crowne Plaza Hotel
                                     Two Harmon Plaza
                                     Secaucus, NJ 07094

     ITEMS OF BUSINESS ..........    (1) To elect five members of the Board of
                                         Directors for one year terms.

                                     (2) To approve Arthur Andersen LLP as our
                                         independent auditors for the 2002
                                         fiscal year. (3) To amend the Articles
                                         of Incorporation to limit the liability
                                         of the Company's directors pursuant to
                                         state law.

                                     (4) To approve the 2001 Equity Incentive
                                         Plan, the term of the Plan to be August
                                         22, 2011.

                                     (5) To transact such other business as may
                                         properly come before the Meeting and
                                         any adjournment or postponement.

     RECORD DATE ................    You can vote if you are a shareholder of
                                     record on June 27, 2001.

     ANNUAL REPORT ..............    Our 2001 Annual Report, which is not a part
                                     of the proxy soliciting material, is
                                     enclosed.

     PROXY VOTING ...............    It is important that your shares be
                                     represented and voted at the Meeting.

                                     PLEASE MARK, SIGN, DATE AND PROMPTLY RETURN the enclosed proxy card in the postage-paid envelope.

                                     Any proxy may be revoked at any time prior to its exercise at the Meeting.

                                                             Reginald L. Babcock
          July 13, 2001                                                Secretary
--------------------------------------------------------------------------------

                                                       UNITED ENERGY CORPORATION
                                                         600 MEADOWLANDS PARKWAY
                                                              SECAUCUS, NJ 07094

                                 PROXY STATEMENT
--------------------------------------------------------------------------------

     The proxy materials are delivered in connection with the solicitation by the Board of Directors of United Energy Corporation (the "Company," "we," or "us"), a Nevada corporation, of proxies to be voted at our 2001 Annual Meeting of Shareholders and at any adjournment or postponement.

     You are invited to attend our Annual Meeting of Shareholders on August 22, 2001, beginning at 10:00 a.m. The Meeting will be held at the Crowne Plaza Hotel, Two Harmon Plaza, Secaucus, N.J. Please call 201-348-6900 for directions.

     This Proxy Statement, form of proxy and voting instructions are being mailed starting on or about July 13, 2001.

SHAREHOLDERS ENTITLED TO VOTE

     Holders of Company common stock at the close of business on June 27, 2001, are entitled to receive this notice and to vote their shares at the Annual Meeting. As of that date, there were 15,830,270 shares of common stock outstanding.

REVOCATION OF PROXIES

     Proxies may be revoked at any time before they are exercised by:

     o written notice to the Secretary of the Company;

     o timely delivery of a valid, later-dated proxy; or

     o voting by ballot at the Annual Meeting.

LIST OF SHAREHOLDERS

     The names of shareholders of record entitled to vote at the Annual Meeting will be available at the Annual Meeting and for five days prior to the Meeting, during business hours, by contacting the Secretary of the Company at 860-560-1977.

REQUIRED VOTE

     The presence of the holders of a majority of the outstanding shares of common stock entitled to vote at the Annual Meeting, present in person or represented by proxy, is necessary to constitute a quorum. Abstentions are counted as present and entitled to vote for purposes of determining a quorum.

     A plurality of the votes cast is required for the election of Directors. Only votes "for" or "against" affect the outcome. Abstentions are not counted for purposes of the election of Directors. The Company's Bylaws provide for cumulative voting; in other words, shareholders may cast all of their votes for a single nominee for each share owned, cast one vote for each nominee, or any combination thereof.

     The affirmative vote of a majority of shares present in person or represented by proxy at the Meeting and entitled to vote is required to approve the appointment of Arthur Andersen LLP, amend the Company's Articles of Incorporation, and to approve the United Energy Corporation 2001 Equity Incentive Plan ("2001 Equity Incentive Plan"). Abstentions are not counted as votes "for" or "against" these proposals, but are counted in determining the number of shares present or represented on each of the proposals.

     If your broker holds your shares in its name, the broker is permitted to vote your shares on the election of Directors, the proposed amendment to the Articles of Incorporation and the approval of Arthur Andersen LLP as our independent auditors even if it does not receive voting instructions from you.

COST OF PROXY SOLICITATION

     We will pay the expenses of soliciting proxies. Proxies may be solicited on our behalf by Directors, officers or employees in person or by telephone, electronic transmission and facsimile transmission. We have hired Morrow & Co. to distribute and solicit proxies. We will pay Morrow & Co. a fee of $2,500, plus reasonable expenses, for these services.

SHAREHOLDER ACCOUNT MAINTENANCE

     Our Transfer Agent is Interstate Stock Transfer. All communications concerning accounts of shareholders of record, including address changes, name changes, inquiries as to requirements to transfer shares of common stock and similar issues can be handled by calling 1-801-281-9746.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires our Directors and executive officers to file reports of holdings and transactions in Company shares with the SEC. Initial statements of beneficial ownership (Form 3's) were filed on approximately June 29, 2001, more or less coincidentally with the effective date of the Company's Form 10.

                          ITEM 1--ELECTION OF DIRECTORS
--------------------------------------------------------------------------------

     The persons named in the enclosed proxy intend to vote the proxy for the election of each of the five nominees, unless you indicate on the proxy card that your vote should be withheld from any or all of the nominees. If you are voting by telephone or on the Internet, you will be told how to withhold your vote from some or all of the nominees. Each nominee elected as a Director will continue in office until his or her successor has been elected, or until his or her death, resignation or retirement.

     The Board of Directors has proposed the following nominees for election as
Directors:

     Reginald L. Babcock, Martin Rappaport, Robert L. Seaman, Thomas F. Spencer and Ronald Wilen.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE ELECTION OF THESE NOMINEES AS DIRECTORS.

     We expect each nominee for election as a Director to be able to serve if elected. If any nominee is not able to serve, proxies will be voted in favor of the remainder of those nominated and may be voted for substitute nominees, unless the Board chooses to reduce the number of Directors serving on the Board.

     The principal occupation and certain other information about the nominees are set forth on the following pages.

NAME                    AGE          EXECUTIVE POSITION           DIRECTOR SINCE
--------------------------------------------------------------------------------
Reginald L. Babcock     50    --                                       2001

Martin Rappaport        66    --                                       2001

Robert L. Seaman        59    Executive Vice President & Treasurer     1995

Thomas F. Spencer       57    --                                       2001

Ronald Wilen            62    President &Chief Executive Officer       1995
--------------------------------------------------------------------------------

     Mr. Babcock is an attorney with Killian, Donohue &Shipman LLC in Hartford, Connecticut. He was Vice President, General Counsel &Secretary of CTGResources until 2000. Currently he specializes in consulting to corporate secretaries in matters of governance. He serves as Secretary to the Company and serves on the boards of several private companies.

     Mr. Rappaport is self-employed, and develops and manages commercial and residential real estate interests (including office space leased to United Energy), having done so for the past 30 years. He is active with, and a contributor to, Blythedale Childrens Hospital in Valhalla, New York.

     Since October 1995 Mr. Seaman has served as the Executive Vice President, Secretary/Treasurer and General Counsel of United Energy Corp. (Mr. Babcock succeeded him as Secretary in 2001). From April through October of 1995 Mr. Seaman assisted in the acquisition of United Energy. For the same five-year period Mr. Seaman has continued to serve a number of clients as a private corporate attorney practicing in New York as a member of the firm of Seaman & Wehle. Mr. Seaman has been a practicing attorney in New York since 1969, primarily in the areas of corporate, securities and commercial law. Mr. Seaman spends approximately 40% of his business time on the affairs of United Energy. Mr. Seaman serves on the boards of directors of several private, non-public companies. Also, since January 1999 he has held the position of President and Director of Quantitative Methods Corporation. Quantitative has a class of securities registered under Section 15(d) of the Securities Exchange Act and is publicly traded.

     Mr. Spencer is a principal in Hawkeye Management and Research which is focused on corporate restructuring and private investment management. From 1975 to 1979 he was employed by Phelps Dodge Corporation in various financial roles; from 1979 to 1980 by A. T. Kearney, Management Consultants, in strategy development; and from 1980 to 1988 he was Vice President, Planning, at Crane Co. Subsequently he worked as an investment banker and restructuring specialist for a Wall Street firm. In 1993 and 1994 he served as a Senior Advisor to the Polish Ministry of Privatization, specializing in business restructuring, and later performed similar functions in Russia and China. Mr. Spencer also serves on the boards of, or advisor to, several New York based non-profit and charitable organizations.

     Mr. Wilen has been primarily engaged as the chief executive officer of United Energy Corp. since 1995, serving as its President and as one of its directors, and devotes substantially all of his business time to the affairs of United Energy. Mr. Wilen also has served during the period as the President of Nor Industries, Inc., the principal subsidiary of United Energy. In the period from April 1995 through October 1995 Mr. Wilen primarily was engaged in overseeing the development of the assets which are now part of United Energy, assembling the team of administrative and technical personnel to run United Energy and in arranging for the acquisition of the Company which took place in October 1995.

                         BOARD AND COMMITTEE MEMBERSHIP

     Our business, property and affairs are managed under the direction of our Board of Directors. Members of our Board are kept informed of our business through discussions with our President and Chief Executive Officer, by reviewing materials provided to them, by visiting our offices and by participating in meetings of the Board and its committees. During fiscal year 2001, the Board of Directors acted four (4) times by unanimous consent. The Board has established three committees as follows:

THE AUDIT COMMITTEE

     The Audit Committee was established on June 19, 2001 and expects to meet at least annually and is responsible for recommending the appointment of the public accounting firm to be our outside auditors, subject to approval by the Board and the shareholders. Its members are Messrs. Babcock, Spencer (chair), and Rappaport. The Committee:

     o reviews with the outside auditors the scope of the audit, the auditors' fees and related matters;

     o considers whether the provision of information technology and other non-audit services by the outside auditors is compatible with maintaining their independence;

     o receives copies of the annual comments from the outside auditors on accounting procedures and systems of control;

     o reviews with the outside auditors any questions, comments or suggestions they may have relating to our internal controls, accounting practices or procedures or those of our subsidiaries;

     o reviews with management and the outside auditors our annual and quarterly financial statements and any material changes in accounting principles or practices used in preparing the statements prior to the filing of a report on Form 10K or 10Q with the SEC. This review includes the items required by SAS 61 as in effect at that time in the case of the quarterly statements;

     o receives from the outside auditors the report required by Independence Standards Board Standard No. 1 as in effect at that time and discusses it with the outside auditors;

     o reviews periodically the adequacy of the systems of internal controls and accounting practices of the Company and its subsidiaries regarding accounting trends and developments;

     o reviews compliance with laws, regulations, and internal procedures, and contingent liabilities and risks that may be material to us;

     o reviews and reassesses annually the adequacy of its charter; and

     o prepares a report each year concerning compliance with its charter for inclusion in the Company's annual Proxy Statement.

     The Board of Directors has adopted a written charter for the Audit Committee. A copy of the Audit Committee Charter is attached as Annex 1 to this Proxy Statement.

THE COMPENSATION COMMITTEE

     The Compensation Committee was established on June 19, 2001, and is responsible for establishing annual and long-term performance goals for our elected officers. This responsibility includes establishing the compensation and evaluating the performance of the President and CEO and other elected officers. In addition, the Committee will be responsible for grants of options and awards under the 2001 Equity Incentive Plan, provided the Plan is approved by shareholders. Its members are Messrs. Babcock (chair), Spencer and Rappaport.

THE EXECUTIVE COMMITTEE

     The Executive Committee performs the duties and exercises the powers delegated to it by the Board of Directors. Its members are Messrs. Seaman (chair), Spencer and Wilen.

FEES AND BENEFIT PLANS FOR NON-EMPLOYEE DIRECTORS

     The Directors currently do not receive any compensation for their service as Directors.

RELATED TRANSACTIONS

     Mr. Rappaport owns the company from which United Energy leases the facility it occupies in Secaucus, New Jersey constituting 9600 square feet. The lease term extends to September 30, 2002. The Company pays $7,780 per month under this lease.

     Mr. Seaman performs legal services for the Company, and billed the Company $32,364 for such services rendered in 1996. He also has paid vendors and various other suppliers on behalf of the Company $32,684 since 1995, including $5291 paid in fiscal year 2001. The Company has not repaid Mr. Seaman any of the foregoing amounts which are recorded on the Company's books as accounts payable. No interest or similar charge will be assessed.

INDEMNIFICATION

     We indemnify our Directors and officers to the fullest extent permitted by law so that they will be free from undue concern about personal liability in connection with their service to the Company, as required under our By-laws.

             SECURITIES OWNERSHIP OF OFFICERS, DIRECTORS AND OTHERS

     The table below shows the number of shares of our common stock beneficially owned as of July 2, 2001 by each of our Directors, executive officers listed in the Summary Compensation Table, holders of more than 5 percent of company stock, as well as the number of shares beneficially owned by all of our Directors and executive officers as a group.

                                                               NUMBER OF SHARES
                                                ------------------------------------------------
                                                  COMMON      OPTIONS EXERCISABLE     PERCENTAGE
BENEFICIAL OWNERS                                  STOCK         WITHIN 60 DAYS        OWNERSHIP
-------------                                   ----------    -------------------     ----------
Reginald L. Babcock ......................            --              --                     0
Martin Rappaport .........................       657,310              --                   4.2
Robert L. Seaman .........................     1,861,627              --                  11.8
Thomas F. Spencer ........................            --              --                     0
Ronald Wilen .............................     3,570,600              --                  22.5
Directors and Executive Officers
  as a group .............................     6,089,537              --                  38.5

                          ITEM 2--APPROVAL OF AUDITORS
--------------------------------------------------------------------------------

     The Board of Directors, upon the recommendation of its Audit Committee, has appointed Arthur Andersen LLP to serve as our independent auditors for fiscal year 2002, subject to the approval of our shareholders.

     Representatives of Arthur Andersen LLP are expected to be present at the Annual Meeting to answer questions. They also will have the opportunity to make a statement if they desire to do so.

AUDIT FEES

     The aggregate fees billed for professional services rendered for the audit of the Company's annual financial statements for the fiscal year ended March 31, 2001, for the reviews of the financial statements included in the Company's Quarterly Reports on Form 10-Q for that fiscal year and preparation of the Form 10, were $40,000, all of which was attributable to Arthur Andersen LLP.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES AND OTHER FEES

     Arthur Andersen LLP did not render professional services relating to financial information systems design and implementation for the fiscal year ended March 31, 2001.

ALL OTHER FEES

     Bill the Company $80,000.00 in fiscal year 2001 for professional services in connection with the Companies Form 10.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE APPROVAL OF ARTHUR ANDERSEN LLP AS OUR INDEPENDENT AUDITORS FOR FISCAL YEAR 2002.

AUDIT COMMITTEE REPORT

     The Audit Committee reviews the Company's financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process, including the system of internal controls.

     In this context, the Committee has met and held discussions with management which represented to the Committee that the Company's consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Committee has reviewed and discussed the consolidated financial statements with management and the independent auditors. The Committee has not yet had the opportunity to discuss with the independent auditors matters required to be discussed by Statement on Auditing Standards No. 61 (Communication With Audit Committees), nor has the Committee yet discussed with the independent auditors the auditors' independence from the Company and its management, including the matters in the written disclosures required by the Independence Standards Board Standard No. 1 (Independence Discussions With Audit Committees). The Committee has considered whether the independent auditors' provision of information technology and other non-audit services to the Company is compatible with the auditors' independence.

     The Committee has not yet discussed with the Company's independent auditors the overall scope and plans for their respective audits. The Committee expects to meet with the independent auditors, with and without management present, to discuss the results of its examinations, the evaluations of the Company's internal controls , and the overall quality of the Company's financial reporting.

     In reliance on the reviews and discussions referred to above, the Committee recommended to the Board of Directors, and the Board has approved, that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended March 31, 2001, for filing with the Securities and Exchange Commission.

The Committee and the Board also have recommended, subject to shareholder approval, the selection of the Company's independent auditors.

THE AUDIT COMMITTEE:

Mr. Spencer (Chair)
Mr. Babcock
Mr. Rappaport

                 ITEM 3--AMENDMENT TO ARTICLES OF INCORPORATION
--------------------------------------------------------------------------------

LIMITATION OF DIRECTORS' AND OFFICERS' LIABILITY

     This proxy statement proposal solicits shareholder approval to limit the liability of the Company's directors by amending the Company's Articles of Incorporation pursuant to the law of the state of incorporation, in this case, Nevada.

     Shareholders are being asked to approve an amendment to the Company's Articles of Incorporation limiting the personal monetary liability of directors and officers to the Company and its shareholders. The full text of new Article Tenth which would be added by the amendment is set forth as Annex 2 to this proxy statement.

     United Energy is incorporated under the laws of Nevada which permits a corporation to include in its Articles of Incorporation a provision eliminating the monetary liability that its directors and officers may incur for breach of the `duty of care' owed by them to their corporation and its shareholders. The `duty of care' relates to unintentional errors, including gross negligence, in acts or omissions of directors and officers. Thus, the principal effect of the proposal on shareholders' rights will be to eliminate potential monetary damage actions against directors for breach of the fiduciary `duty of care,' including possible gross negligence in business decisions involving takeover matters. The relevant provisions of the new law are set forth in Nev. Rev. Stat. ss.78.037(1).

     The Nevada law is not unique. The vast majority of other states (including Delaware, Indiana, Louisiana, Missouri, New York, Ohio and Pennsylvania) have also amended their corporate laws to reduce the personal risks inherent in serving a corporation as a director, and in some cases as an officer. This legislative activity is a response to courts in various jurisdictions increasingly considering, with the advantage of hindsight, whether directors' decisions have been made in keeping with the `duty of care.' Such judicial review may cause directors and officers to be unduly averse to business risks when making decisions because of possible personal liability should those decisions be challenged with hindsight.

     The Nevada law specifies that no provision in the Articles of Incorporation may relieve a director or officer from liability for breach of any duty based upon an act or omission (a) in breach of the duty of loyalty to the Corporation or its shareholders, (b) not in good faith or involving a knowing violation of law, or (c) resulting in receipt by such person of an improper personal benefit. Furthermore, the Nevada law relates only to monetary liability. Directors and officers remain subject to existing standards of care in actions by their corporation or its shareholders seeking an injunction or other equitable remedies. Finally, the Nevada law does not limit the potential liability of directors and officers for violation of the federal securities laws, nor does it preclude their possible liability to third parties under tort or contract law.

     The Board of Directors believes that proposed Article Tenth is important, although no member of the Board of Directors has indicated an intention to resign if proposed Article Tenth is not approved by shareholders. Proposed Article Tenth will help assure the continued ability of the Company to obtain and retain the services of the best possible directors and officers who will not be unduly risk averse. In reaching this conclusion, the Board has been aware that hundreds of other corporations that seek directors and officers have adopted certificate of incorporation and by-law amendments to limit liability or indemnify against it.

     Although the directors and officers of the Company are not at present the subject of any pending or threatened litigation in such capacities, shareholders should recognize that the directors have a personal interest in the adoption of proposed Article Tenth which could be considered potentially at variance with the interest of shareholders. Nonetheless, the Board of Directors believes that the adoption of proposed Article Tenth is in the best interests of the Company and has unanimously approved it.

     ACCORDINGLY, THE BOARD RECOMMENDS A VOTE FOR THIS PROPOSAL.

                 ITEM 4--APPROVAL OF THE UNITED ENERGY INC. 2001
                              EQUITY INCENTIVE PLAN
--------------------------------------------------------------------------------

     On June 19, 2001, the Compensation Committee (the "Committee") adopted the United Energy Corporation 2001 Equity Incentive Plan (the "2001 Plan"). The Board of Directors approved the 2001 Plan on the same date, subject to shareholder approval at the Annual Meeting. The 2001 plan is to become effective by its terms on August 22, 2001. The Committee also reviewed the Company's stock and incentive plan that previously had been adopted, but never presented to shareholders for approval.

     The Board believes that by allowing us to offer our employees, directors and other individuals long-term, performance-based compensation through the 2001 Plan, we will continue to be able to attract, motivate and retain experienced and highly qualified individuals who will contribute to our financial success. It is the judgment of the Board of Directors that approval of the 2001 Plan is in the best interests of the Company and our shareholders.

     The 2001 Plan provides for the granting of stock options and stock appreciation rights.

     Provisions have been included to meet the requirements for deductibility of executive compensation under Section 162(m) of the Internal Revenue Code of 1986, as amended, (the "Code") with respect to options and other awards by qualifying payments under the Plan as performance-based compensation.

     The following is a brief description of the 2001 Plan. The full text of this Plan is attached as Annex 3 and the following description is qualified in its entirety by reference to this Annex.

ADMINISTRATION AND DURATION

     The selection of participants in the 2001 Plan and the level of participation of each participant will be determined by the Compensation Committee of the Board of Directors. Currently the Committee is comprised of three directors who are not employees of the Company. The Committee will have the authority to interpret the 2001 Plan, to establish and revise rules and regulations relating to the 2001 Plan, and to make any other determinations that it believes necessary or advisable for the administration of the 2001 Plan. The Committee may delegate any or all of its authority to administer the 2001 Plan as it deems appropriate, except that no delegation may be made in the case of awards intended to be qualified under Section 162(m) of the Code.

     The 2001 Plan will terminate on August 22, 2011, unless terminated earlier by the Compensation Committee.

LIMIT ON AWARD UNDER THE 2001 PLAN

     The maximum number of shares as to which stock options and stock awards may be granted under the 2001 Plan is 2,000,000 shares. During the ten-year term of the 2001 Plan, no person may be granted stock options or stock awards of more than 500,000 shares in any fiscal year. The shares to be delivered under the 2001 Plan will be made available from the authorized but unissued shares of United Energy common stock or from treasury shares. Shares initially issued under the 2001 Plan that become subject to lapsed or cancelled awards or options, and shares tendered in a stock-for-stock exercise of options, will be available for further awards and options.

ELIGIBILITY

     All employees and directors of the Company and its subsidiaries will be eligible to participate in the Plan. Consultants who perform services for the Company also are eligible. From time to time, the Committee will determine the individuals who will be granted awards, and the number of shares subject to such grants. It is expected that these determinations will be based on each individual's current and potential contribution to the success of the Company and its subsidiaries. At the discretion of the Committee, a participant may receive any combination of options and stock awards.

STOCK OPTIONS

     Options granted under the 2001 Plan may be either non-qualified stock options or incentive stock options qualifying under Section 422 of the Code but only employees are eligible for incentive stock options. The option price is payable in cash or, if the grant provides, in common stock.

     The 2001 Plan provides that in the case of employees, all unvested awards shall become payable or exercisable upon a change of control of the Company and the qualifying termination of the employee. A "change in control" includes:

     o certain changes in the composition of more than 50% of the Board;

     o the acquisition by a third party of 15% or more of our common stock without Board approval, or the acquisition by a third party of 50% or more of the common stock;

     o a merger;

     o a sale of all or substantially all of our assets; or

     o dissolution.

     The Committee will determine the terms of each stock option grant at the time of the grant. Shares from the 2001 Plan underlying options that have terminated or lapsed, including options that have been surrendered unexercised, may be made subject to further options or awards.

TRANSFERABILITY

     Generally, options or awards granted under the 2001 Plan may not be transferred except by will or the laws of descent and distribution and, during his or her lifetime, any options or awards may be exercised only by the optionee.

CERTAIN ADJUSTMENTS

     In the event of any change in the number or kind of outstanding shares of common stock of the Company by reason of a recapitalization, merger, consolidation, reorganization, separation, liquidation, stock split, stock dividend, combination of shares or any other change in the corporate structure or shares of stock of the Company, an appropriate adjustment will be made consistent with applicable provisions of the Code and applicable Treasury Department rulings and regulations:

     o in the number and kind of shares for which any options or awards may thereafter be granted, both in the aggregate and as to each optionee;

     o in the number and kind of shares subject to outstanding options and awards;

     o in the option price; and

     o other adjustments as the Committee deems appropriate.

AMENDMENT AND REVOCATION

     The Committee may amend or revoke the Plan, subject to applicable listing requirements, but may not, without prior approval of our shareholders increase the maximum number of shares of common stock which may be issued under the 2001 Plan.

TAX TREATMENT OF OPTIONS AND AWARDS

INCENTIVE STOCK OPTIONS

     An incentive stock option results in no taxable income to the optionee or a deduction to us at the time it is granted or exercised. However, the excess of the fair market value of the shares acquired over the option price is an item of adjustment in computing the alternative minimum taxable income of the optionee. If the optionee holds the stock received as a result of an exercise of an incentive stock option for at least two years from the date of the grant and one year from the date of exercise, then the gain realized on disposition of the stock is treated as long-term capital gain. If the shares are disposed of during this period, however, (i.e., a "disqualifying disposition"), then the optionee will include in income, as compensation for the year of the disposition, an amount equal to the excess, if any, of the fair market value of the shares, upon exercise of the option over the option price (or, if less, the excess of the amount realized upon disposition over the option price). In such case, we will be entitled to a deduction, in the year of such a disposition, for the amount includible in the optionee's income. The optionee's basis in the shares acquired upon exercise of an incentive stock option is equal to the option price paid, plus any amount includible in his income as a result of a disqualifying disposition.

NON-QUALIFIED STOCK OPTIONS

     A non-qualified stock option results in no taxable income to the optionee or deduction to us at the time it is granted. An optionee exercising such an option will, at that time, realize taxable compensation in the amount of the difference between the option price and the then market value of the shares. Subject to the applicable provisions of the Code, a deduction for federal income tax purposes will be allowable to us in the year of exercise in an amount equal to the taxable compensation realized by the optionee.

     The optionee's basis in such shares is equal to the sum of the option price plus the amount includible in his income as compensation upon exercise. Any gain (or loss) upon subsequent disposition of the shares will be long-term or short-term gain (or loss), depending upon the holding period of the shares.

     If a non-qualified option is exercised by tendering previously-owned shares of the Company's common stock in payment of the option price, then, instead of the treatment described above, the following will apply. Anumber of new shares equal to the number of previously-owned shares tendered will be considered to have been received in a tax-free exchange; the optionee's basis and holding period for such number of new shares will be equal to the basis and holding period of the previously-owned shares exchanged. The optionee will have compensation income equal to the fair market value on the date of exercise of the number of new shares received in excess of such number of exchanged shares; the optionee's basis in such excess shares will be equal to the amount of such compensation income, and his holding period in such shares will begin on the date of exercise.

STOCK AWARDS

     The most recent closing price of our common stock as reported by the OTC"pink sheets" was $.81 per share

     The affirmative vote of a majority of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting is required for approval of the 2001 Plan.

     THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR THE PROPOSAL TO APPROVE THE UNITED ENERGY CORPORATION 2001 EQUITY INCENTIVE PLAN.

                          COMPENSATION COMMITTEE REPORT

OVERVIEW OF COMPENSATION PHILOSOPHY AND PROGRAM

     The Compensation Committee establishes the salaries and other compensation of the executive officers of the Company, including its President and CEO and other executive officer named in the Compensation Table (the "Named Executive Officers"). The Committee consists entirely of independent Directors who are not employees of the Company.

     The Company's executive compensation program is designed to:

     o retain executive officers by compensating them competitively, motivate them to contribute to the Company's success, and reward them for their performance;

     o link a substantial part of each executive officer's compensation to the performance of both the Company and the individual executive officer; and

     o encourage significant ownership of Company common stock by executive officers.

     As discussed below, the program consists of, and is intended to balance, three elements:

     o SALARIES AND ANNUAL INCENTIVE COMPENSATION. Neither executive officer currently receives cash compensation. The Committee in the future may decide to pay cash compensation to the executive officers, which payments would be based on the Committee's evaluation of individual job performance and an assessment of the salaries and total compensation mix paid by the Company's peer group to executive officers holding equivalent positions. This peer group consists of approximately 700 companies with comparable market capitalizations, referred to in the Performance Graph that follows this report.

     o LONG-TERM INCENTIVE COMPENSATION. Long-term incentive awards, which consist of stock options and stock appreciation rights are designed to ensurethat incentive compensation is linked to the long-term performance of the Company and its common stock. Neither executive officer currently has been awarded any stock options or stock appreciation rights.

EVALUATION OF EXECUTIVE PERFORMANCE

     The Committee does not rely solely on predetermined formulae or a limited set of criteria when it evaluates the performance of the President and CEO and the Company's other executive officer. Instead, the Committee considers:

     o management's overall accomplishments;

     o the accomplishments of the individual executives;

     o the Company's financial performance; and

     o other criteria discussed below.

In fiscal year 2001, management continued to effectively implement its long-term strategies. In view of the Company's early growth status, the committee has not yet established salaries or annual incentive awards for executive officers.

                             EXECUTIVE COMPENSATION

----------------------------------------------------------------------------------------------------------------
                                   SUMMARY COMPENSATION TABLE (FISCAL YEAR 2001)
                                   ---------------------------------------------

                                  ANNUAL COMPENSATION                  LONG-TERM COMPENSATION
                       -----------------------------------------  ---------------------------------
                                                                         AWARDS            PAYOUTS
                                                                  -----------------------  --------
                                                        OTHER     RESTRICTED  SECURITIES
                                                       ANNUAL        STOCK    UNDERLYING     LTIP      ALL OTHER
     NAME AND                  SALARY       BONUS COMPENSATION(1)   AWARDS      OPTIONS    PAYOUTS   COMPENSATION
PRINCIPAL POSITION     YEAR      ($)         ($)         ($)          ($)         (#)        ($)         ($)
------------------     ----  ----------    ------- -------------- ----------  ----------   --------  ------------

  Ronald Wilen         2000         --         --           (1)          --         --          --          --
  President            1999         --         --           (1)          --         --          --          --
                       1998         --         --           (1)          --         --          --          --
----------------------------------------------------------------------------------------------------------------
  Robert L. Seaman     2000         --         --            --          --         --          --          --
  Executive Vice       1999         --         --            --          --         --          --          --
  President            1998         --         --            --          --         --          --          --
----------------------------------------------------------------------------------------------------------------

(1) The company paid for an automobile used by Mr. Wilen under a monthly lease of $450. It also pays for medical insurance for Mr. Wilen at a rate of $556.59 per month.



     On May 3, 1999 the Company adopted a comprehensive stock option plan for its officers, employees and consultants. Also, on May 3, 1999 the board of directors of the company acting in its capacity as the stock option committee awarded options to purchase 750,000 shares of the Company's common stock to each of Mr. Wilen and Mr. Seaman. The options so granted were exercisable at a price of $1.50 per share (the closing price on the date of grant) and were valid for a term of 10 years. However, none of such options were to be exercised until the option plan had been approved by the shareholders which did not occur and therefore such awards no longer exist.

TAX POLICY ON DEDUCTIBILITY OF COMPENSATION

     Section 162(m) of the Internal Revenue Code limits the tax deduction available to the Company to $1 million for compensation paid (not including amounts which by agreement are required to be deferred) to the Company's five most highly compensated officers, unless certain requirements are met. One requirement is that compensation over $1 million must be based upon Company attainment of performance goals approved by the shareholders. Any stock options awarded under the 2001 Plan would be "performance-based" and eligible for an exception to the deduction limitation, provided other requirements also are met including the requirement that the Committee consist entirely of outside Directors.

THE COMPENSATION COMMITTEE:

Mr. Babcock (Chair)
Mr. Spencer
Mr. Rappaport

                                PERFORMANCE GRAPH

     This graph compares our total shareholder returns, the NASDAQ Market Index, and a peer index compiled by us that consists of approximately 700 companies with comparable market capitalizations (the "Peer Group"). The graph assumes $100 invested at the per-share closing price of the common stock on March 31, 1999, in United Energy and each of the indices.

[Data below represents line chart in printed piece.]

                        COMPARE CUMULATIVE TOTAL RETURN
                           AMONG UNITED ENERGY CORP.,
                    NASDAQ MARKET INDEX AND PEER GROUP INDEX

COMPANY/INDEX/MARKET          3/31/1999   6/30/1999  9/30/1999  12/31/1999  3/31/2000  6/30/2000  9/29/2000   12/29/2000  3/30/2001

United Energy                  $100.00     $ 56.76   $ 36.48     $ 62.16    $ 48.65    $ 75.68    $ 74.31       $64.86     $75.68

Customer Selected Stock List    100.00      104.53     89.88      118.28     109.58      65.31      49.35        27.98      24.95

NASDAQ Market Index             100.00      108.81    110.58      163.32     185.83     159.83     147.49        99.12      74.73

                     ASSUMES $100 INVESTED ON APRIL 1, 1999
                       FISCAL YEAR ENDING MARCH 31, 2001

           REQUIREMENTS, INCLUDING DEADLINES, FOR SUBMISSION OF PROXY
            PROPOSALS, NOMINATION OF DIRECTORS AND OTHER BUSINESS OF
                                  SHAREHOLDERS
--------------------------------------------------------------------------------

     Under the rules of the SEC, if a shareholder wants us to include a proposal in our Proxy Statement and form of proxy for presentation at our 2002 Annual Meeting of Shareholders, the proposal must be received by us, Attention: Mr. Reginald L. Babcock, Secretary, at our principal executive offices by April 22, 2002.

     The Board is not aware of any matters that are expected to come before the 2001 Annual Meeting other than those referred to in this Proxy Statement. If any other matter should come before the Annual Meeting, the persons named in the accompanying proxy intend to vote the proxies in accordance with their best judgment.

     Whether or not you plan to attend the meeting, please vote.

By order of the Board of Directors,


Reginald L. Babcock
Secretary


July 13, 2001

                                                                         ANNEX 1

                                     CHARTER
                                 AUDIT COMMITTEE

STATUS

     The Audit Committee is a committee of the Board of Directors.

MEMBERSHIP

     The Committee shall consist of two or more directors. Each member shall in the judgment of the Board of Directors have the ability to read and understand the Company's basic financial statements or shall at the time of appointment undertake training for that purpose. At least one member of the Committee shall in the judgment of the Board of Directors have accounting or financial management expertise.

RESPONSIBILITIES

1. Review with members of the public accounting firm selected as outside auditors for the Company, the scope of the prospective audit, the estimated fees therefor and such other matters pertaining to such audit as the Committee may deem appropriate and receive copies of the annual comments from the outside auditors on accounting procedures and systems of control; review and consider whether the provision by the outside auditors of information technology and other non-audit services is compatible with maintaining their independence; and review with them any questions, comments or suggestions they may have relating to the internal controls, accounting practices or procedures of the Company or its subsidiaries.

2. Make or cause to be made, from time to time, such other examinations or reviews as the Committee may deem advisable with respect to the adequacy of the systems of internal controls and accounting practices of the Company and its subsidiaries and with respect to current accounting trends and developments, and take such action with respect thereto as may be deemed appropriate.

3. Recommend annually the public accounting firm to be outside auditors for the Company, for approval by the Board of Directors and set their compensation.

4. Review with management and the public accounting firm selected as outside auditors for the Company the annual and quarterly financial statements of the Company and any material changes in accounting principles or practices used in preparing the statements prior to the filing of a report on Form 10K or 10Q with the Securities and Exchange Commission. Such review to include the items required by SAS 61 as in effect at that time in the case of the annual statements and SAS 71 as in effect at that time in the case of the quarterly statements.

5. Receive from the outside auditors the report required by Independence Standards Board Standard No. 1 as in effect at that time and discuss it with the outside auditors.

6. Review the status of compliance with laws, regulations, and internal procedures, contingent liabilities and risks that may be material to the Company, the scope and status of systems designed to assure Company compliance with laws, regulations and internal procedures, through receiving reports from management, legal counsel and other third parties as determined by the Committee on such matters, as well as major legislative and regulatory developments which could materially impact the Company's contingent liabilities and risks.

MEETINGS

     The Committee shall meet at least annually and at such other times as it deems necessary to fulfill its responsibilities.

REPORT

     The Committee shall prepare a report each year concerning its compliance with this charter for inclusion in the Company's proxy statement relating to the election of directors.

                                                                         ANNEX 2

                          CERTIFICATE OF INCORPORATION
                       ARTICLE ON LIMITATION OF LIABILITY

TENTH

     To the full extent from time to time permitted by law, no director or officer of the corporation shall be personally liable to the corporation or its shareholders for damages for breach of any duty owed to the corporation or its shareholders. Neither the amendment or repeal of this Article, nor the adoption of any provision of this certificate of incorporation inconsistent with this Article, shall eliminate or reduce the protection afforded by this Article to a director or officer of the corporation with respect to any matter which occurred, or any cause of action, suit or claim which but for this article would have accrued or arisen, prior to such amendment, repeal or adoption.

                                                                         ANNEX 3

                            UNITED ENERGY CORPORATION
                           2001 EQUITY INCENTIVE PLAN

     This 2001 Equity Incentive Plan (the "Plan") is established by United Energy Corporation (the "Corporation"), a Nevada corporation, effective as of August 22, 2001, subject to the approval of the stockholders of the Corporation within 12 months thereafter.

     1. PURPOSE. The Plan is intended to offer selected employees, non-employee directors and consultants of the Corporation and its Subsidiaries the opportunity to acquire a proprietary interest in the success of the Corporation, or to increase such interest, to encourage such selected persons to remain in the employ of the Corporation and to attract new employees, non-employee directors and consultants with outstanding qualifications.

     2. DEFINITIONS.

     (a) "AWARD" means Options or stock appreciation rights granted under the Plan.

     (b) "AWARD AGREEMENT" means the written agreement by which an Award shall be evidenced.

     (c) "BOARD" means the Board of Directors of the Corporation.

     (d) "CAUSE" means as determined by the Committee:

          (i) a Grantee's commission of a crime that is likely to result in injury to the Corporation or a Subsidiary;

          (ii) the material violation by the Grantee of written policies of the Corporation or a Subsidiary or of any agreements entered by and between the Grantee and the Corporation or a Subsidiary; or

          (iii) the action or inaction of the Grantee in connection with his or her duties to the Corporation or a Subsidiary resulting in an injury to the Corporation or a Subsidiary.

     (e) "CHANGE IN CONTROL" means the occurrence of any one of the following:

          (i) any "person," as defined in Sections 13(d) and 14(d) of the 1934 Act, other than the Corporation, any of its Subsidiaries, or any employee benefit plan maintained by the Corporation or any of its Subsidiaries, becomes the "beneficial owner" (as defined in Rule 13d-3 under the 1934
     Act) of (A) 15% or more, but no greater than 50%, of the outstanding voting capital stock of the Corporation, unless prior thereto the Board approves the transaction that results in the person becoming the beneficial owner of 15% or more, but no greater than 50%, of the outstanding voting capital stock of the Corporation, or (B) more than 50% of the outstanding voting capital stock of the Corporation, regardless whether the transaction or event by which the foregoing 50% level is exceeded is approved by the Board;

          (ii) as the result of, or in connection with, any tender or exchange offer, merger or other business combination, sale of assets, sale of securities, contested election, or any combination of the foregoing (a "Transaction"), the persons who were members of the Board immediately before the Transaction cease to constitute a majority of the Board; or

          (iii) a record date is fixed for determining stockholders entitled to vote upon (A) a merger or consolidation of the Corporation, statutory share exchange, or other similar transaction with another corporation, partnership, or other entity or enterprise in which either the Corporation is not the surviving or continuing corporation or shares of common stock of the Corporation are to be converted into or exchanged for cash, securities other than common stock of the Corporation or other property, (B) a sale or disposition of all or substantially all of the assets of the Corporation, or (C) the dissolution of the Corporation

     (f) "CODE" means the Internal Revenue Code of 1986, as amended, and the regulations and rulings thereunder.

     (g) "COMMITTEE" means a committee consisting solely of two or more outside directors within the meaning of Treasury Regulations Section 1.162-27(e)(3) under Code Section 162(m). The Committee shall have membership composition which enables the Plan to qualify under Rule 16b-3 with regard to the grant of Options to a Grantee who is a Section 16 person.

     (h) "COMMON STOCK" means the common stock, $.01 par value, of the Corporation.

     (i) "DISABILITY" means a mental or physical condition rendering a Grantee unable to perform his or her regular duties (as determined by the Committee, in the case of a Section 16 Grantee, or by the Chief Executive Officer or President in the case of any other Grantee).

     (j) "EFFECTIVE DATE" means August 22, 2001.

     (k) "FAIR MARKET VALUE" of an equity security as of any date means the closing price of a Share on the NASD Bulletin Board (or such other exchange or market on which the Common Stock is principally traded) on the relevant date or, if there were no sales on that date, the closing price on the next date on which there were sales.

     (l) "GOOD REASON" means the occurrence after a Change in Control without a Grantee's prior written consent, of any one or more of the following:

          (i) the assignment to the Grantee of any duties which result in a material adverse change in the Grantee's position (including status, offices, titles, and reporting requirements), authority, duties, or other responsibilities with the Corporation, or any other action of the Corporation which results in a material adverse change in such position, authority, duties, or responsibilities, other than an insubstantial and inadvertent action which is remedied by the Corporation promptly after receipt of notice thereof given by the Grantee;

          (ii) any relocation of the Grantee's primary business office more than 50 miles from the location of the Grantee's primary business office at the time of the Change in Control; or

          (iii) a material reduction or elimination of the base salary that the Grantee was receiving immediately prior to a Change in Control or a material reduction or elimination of any incentive compensation, benefits, or perquisites that the Grantee was receiving immediately prior to a Change in Control, unless the Grantee receives additional or substitute incentive compensation, benefits, or perquisites that are comparable in the aggregate to the incentive compensation, benefits and perquisites reduced or eliminated.

     (m) "GRANTEE" means an individual who has been granted an Award.

     (n) "ISO" means an Option that is intended to satisfy the requirements applicable to an "incentive stock Option" described in Section 422(b) of the Code.

     (o) "MATURE SHARES" means Shares for which the holder thereof has good title, free and clear of all liens and encumbrances, and which such holder either (i) has held for at least six months or (ii) has purchased on the open market.

     (p) "1934 ACT" means the Securities Exchange Act of 1934, as amended.

     (q) "NSO" means an Option that is not an ISO.

     (r) "OPTION" means an ISO or NSO granted under the Plan.

     (s) "OPTION PRICE" means the per share exercise price of an Option.

     (t) "OPTION TERM" means the period beginning on the Grant Date of an Option and ending on the expiration date of such Option, as specified in the Award Agreement for such Option and as may, in the discretion of the Committee and consistent with the provisions of the Plan, be extended from time to time.

     (u) "PARTICIPANT" means (i) any individual who is a common-law employee of the

Corporation or of a Subsidiary, (ii) a member of the Board, (iii) any officer of the Corporation, or (iv) a consultant who performs services for the Corporation or a Subsidiary .

     (v) "RULE 16b-3" means Rule 16b-3 of the SEC under the 1934 Act, as amended from time to time, together with any successor rule.

     (w) "RETIREMENT" means a termination of employment by a Grantee after attaining normal retirement age.

     (x) "SAR" means a stock appreciation right.

     (y) "SEC" means the Securities and Exchange Commission.

     (z) "SECTION 16 PERSON" means a person who is subject to potential liability under Section 16(b) of the 1934 Act with respect to transactions involving equity securities of the Corporation.

     (aa) "SHARE" means a share of Common Stock.

     (bb) "SUBSIDIARY" means, for purposes of grants of ISOs, a corporation as defined in Section 424(f) of the Code (with the Corporation being treated as the employer corporation for purposes of this definition) and, for all other purposes, a United States or foreign corporation with respect to which the Corporation owns, directly or indirectly, 50% or more of the then outstanding common stock.

     (cc) "10% Owner" means a person who owns capital stock (including stock treated as owned under Section 424(d) of the Code) possessing more than 10% of the total combined voting power of all classes of capital stock of the Corporation or any Subsidiary.

     (dd) "VOTING POWER" means the combined voting power of the then outstanding securities of a corporation entitled to vote generally in the election of directors.

     3. SCOPE OF THE PLAN. Subject to adjustment in accordance with Section 17, the total number of Shares for which Option grants under the Plan shall be available is 2,000,000. If any Shares subject to any Award granted hereunder are forfeited or such Award otherwise terminates without the issuance of such Shares or of other consideration in lieu of such Shares, the Shares subject to such Award, to the extent of any such forfeiture or termination, shall again be available for grant under the Plan. If any outstanding ISOs under the Plan for any reason expire or are terminated, the Shares allocable to the unexercised portion of all such ISOs may again be subject to ISOs under the Plan. Shares awarded under the Plan may be treasury shares or newly issued shares.

     4. ADMINISTRATION.

     (a) Subject to the express provisions of the Plan, the Committee has full and final authority and discretion as follows:

          (i) to determine when and to whom Awards should be granted and the terms and conditions applicable to each Award, including the benefit payable under any SAR;

          (ii) to interpret the Plan and to make all determinations necessary or advisable for the administration of the Plan;

          (iii) to make, amend and rescind rules relating to the Plan, including rules with respect to the exercisability and nonforteitability of Awards upon the termination of employment of a Grantee;

          (iv) to determine the terms and conditions of all Award Agreements (which need not be identical) and, with the consent of the Grantee, to amend any such Award Agreement at any time, among other things, to permit transfers of such Awards to the extent permitted by the Plan, except that the consent of the Grantee shall not be required for any amendment which
     (A) does not adversely affect the rights of the Grantee or (B) is necessary or advisable (as determined by the Committee) to carry out the purpose of the Award as a result of any change in applicable law;

          (v) to cancel, with the consent of the Grantee, outstanding Awards and to grant new Awards in substitution therefor;

          (vi) to accelerate the exercisability (including exercisability within a period of less than one year after the Grant Date) of, and to accelerate or waive any or all of the terms and conditions applicable to, any Award or any group of Awards for any reason and at any time, including in connection with a termination of employment (other than for Cause);

          (vii) subject to Section 6(c), to extend the time during which any Award or group of Awards may be exercised:

          (viii) to impose such additional terms and conditions upon the grant, exercise or retention of Awards as the Committee may, before or concurrent with the grant thereof, deem appropriate; and

          (ix) to take any other action with respect to any matters relating to the Plan for which it is responsible.

     The determination of the Committee on all matters relating to the Plan or any Award Agreement shall be final. No member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Award.

     5. ELIGIBILITY. The Committee may, in its discretion, grant Awards to any Participant, whether or not he or she has previously received an Award.

     6. CONDITIONS TO GRANTS.

     (a) GENERAL CONDITIONS.

          (i) The Grant Date of an Award shall be the date on which the Committee grants the Award or such later date as specified in advance by the Committee;

          (ii) The Option Term shall under no circumstances extend more than ten years after the Grant Date and shall be subject to earlier termination as herein provided;

          (iii) Any terms and conditions of an Award not set forth in the Plan shall be set forth in the Award Agreement related to that Award; and

          (iv) Not more than 500,000 shares may be subject to an Award or Awards granted to a Grantee during any single fiscal year of the Corporation.

     (b) GRANT OF OPTIONS. No later than the Grant Date of any Option, the Committee shall determine the Option Price of such Option. The Option Price of an Option may be the Fair Market Value of a Share on the Grant Date or may be less than or more than that Fair Market Value.

     (c) GRANT OF ISOS. At the time of the grant of any Option, the Committee may, in its discretion, designate that such Option shall be made subject to additional restrictions to permit the Option to qualify as an ISO. Any Option designated as an ISO:

          (i) shall be granted only to Participants who are common law employees of the Corporation or a Subsidiary;

          (ii) shall, if granted to a 10% Owner, have an Option Price not less than 110% of the Fair Market Value of a Share on the Grant Date;

          (iii) shall be for a period of not more than ten years (five years in the case of an ISO granted to a 10% Owner) from the Grant Date and shall be subject to earlier termination as provided herein or in the applicable Award Agreement;

          (iv) shall meet the limitations of this subparagraph 6(c)(iv). If the aggregate Fair Market Value of Shares with respect to which ISOs first become exercisable by a Grantee in any calendar year exceeds $100,000 (the "Limit"), taking into account Shares subject to all ISOs granted by the Corporation which are held by the Grantee, the excess will be treated as NSOs. To determine whether the Limit is exceeded, the Fair Market Value of Shares subject to Options shall be determined as of the Grant Dates of the Options. In reducing the number of Options treated as ISOs to meet the Limit, the most recently granted Options will be reduced first. If a reduction of simultaneously granted Options is necessary to meet the Limit, the Committee may designate which Shares are to be treated as Shares acquired pursuant to an ISO;

          (v) shall be granted within ten years from the Effective Date;

          (vi) shall require the Grantee to notify the Committee of any disposition of any

     Shares issued upon the exercise of the ISO under the circumstances described in Section 421(b) of the Code (generally, a disposition within two years from the Grant Date of the ISO and one year from the date of exercise) (a "Disqualifying Disposition"), within ten business days after such Disqualifying Disposition; and

          (vii) unless otherwise permitted by the Code, shall by its terms not be assignable, or transferable other than by will or the laws of descent and distribution and may be exercised, during the Grantee's lifetime, only by the Grantee; except that the Grantee may, in accordance with Section 6(e), designate in writing a beneficiary to exercise his or her ISOs after the Grantee's death.

     (d) GRANT OF SARS.

          (i) When granted, SARs may, but need not, be identified with a specific Option of the Grantee (including any Option granted on or before the Grant Date of the SARs) in a number equal to or different from the number of SARs so granted. If SARs are identified with Shares subject to an Option, then, unless otherwise provided in the applicable Award Agreement, the Grantee's associated SARs shall terminate upon (x) the expiration, termination, forfeiture, or cancellation of such Option or (y) the exercise of such Option; and

          (ii) The strike price ("Strike Price") of any SAR shall equal, for any SAR that is identified with an Option, the Option Price of such Option, or for any other SAR, 100% of the Fair Market Value of a Share on the Grant Date of such SAR; except that the Committee may (x) specify a higher Strike Price in the Award Agreement or (y) provide that the benefit payable upon exercise of any SAR shall not exceed such percentage of the Fair Market Value of a Share on such Grant Date as the Committee shall specify.

     (e) NON-TRANSFERABILITY. An Award granted hereunder shall not be assignable or transferable other than by will or the laws of descent and distribution and may be exercised during the Grantee's lifetime only by the Grantee or his or her guardian or legal representative, except that, subject to Section 6(c) (in respect of ISOs), a Grantee may, if permitted by the Committee, in its discretion, (i) designate in writing a beneficiary to exercise an Award after his or her death (if that designation has been received by the Corporation prior to the Grantee's death) and (ii) transfer the Award to one or more members of the Grantee's immediate family, which means with respect to a Grantee, his or her spouse, children, and grandchildren.

     7. EXERCISE.

     (a) EXERCISE OF OPTIONS.

          (i) Subject to Section 6 and except as otherwise provided in the applicable Award Agreement, each Option shall become exercisable at such time or times as may be specified by the Committee from time to time;

          (ii) An Option shall be exercised by the delivery to the Corporation during the Option Term of (x) written notice of intent to purchase a specific number of Shares subject to the Option and (y) payment in full of the Option Price of such specific number of Shares;

          (iii) Payment of the Option Price may be made by any one or more of the following means:

               (A) cash, personal check, or wire transfer;

               (B) Mature Shares, valued at their Fair Market Value on the date of exercise;

               (C) in accordance with procedures previously approved by the Corporation, through the sale of the Shares acquired on exercise of the Option through a bank or broker-dealer to whom the Grantee has submitted an irrevocable notice of exercise and irrevocable instructions to deliver promptly to the Corporation the amount of sale or loan proceeds sufficient to pay for such Shares, together with, if requested by the Corporation, the amount of federal, state or local withholding taxes payable by the Grantee by reason of such exercise; or

               (D) in the discretion of the Committee, payment may also be made in accordance with Section 8.

     (b) EXERCISE OF SARS.

          (i) Subject to Section 6(d), and except as otherwise provided in the applicable Award Agreement, (x) each SAR not identified with any other Award shall become exercisable with respect to 25 % of the Shares subject thereto on each of the first four year anniversaries of the Grant Date of such SAR unless the Committee provides otherwise in the Award Agreement, and (y) each SAR which is identified with any other Award shall become exercisable as and to extent that the Option may be exercised.

          (ii) SARs shall be exercised by delivery to the Corporation of written notice of intent to exercise a specific number of SARs.

          (iii) The benefit for each SAR exercised shall be equal to (x) the Fair Market Value of a Share on the date of such exercise, minus (y) the Strike Price of such SAR. Such benefit shall be payable in cash, except that the Committee may provide in the Award Agreement that benefits may be paid wholly or partly in Shares.

     (c) CHANGE IN CONTROL. If, within 12 months after a Change in Control, the employment of a Grantee who is a common law employee of the Corporation or a Subsidiary is terminated by the Corporation without Cause or by the Grantee for Good Reason, then all unvested Awards shall immediately become fully exercisable or payable, as applicable.

     (d) POOLING CONSIDERATIONS. Any provision of the Plan to the contrary notwithstanding, if the Committee determines, on the basis of advice from the Corporation's independent auditors received prior to a business combination involving the Corporation, that the exercise or payment of any Award would be likely to preclude the use of pooling-of-interests accounting ("pooling") with respect to that transaction, the effect of which would be materially adverse to such business combination, the Committee may unilaterally cancel such Award prior to the Change in Control if the Committee grants a substitute Award or the Corporation pays a substitute benefit in the form of Shares or other benefits that are as comparable in form and value to the canceled Award as practicable and the Committee determines, on the basis of advice from the Corporation's independent auditors, that such substitute grant or payment would not cause the transaction to become ineligible for pooling-of-interests accounting treatment.

     8. LOANS AND GUARANTEES. The Committee may in its discretion allow a Grantee to defer payment to the Corporation of all or any portion of (i) the Option Price of an Option, or (iii) any taxes associated with the exercise or payment of benefits in connection with, an Award, or cause the Corporation to guarantee a loan from a third party to the Grantee, in an amount equal to all or any portion of such Option Price, or any related taxes. Any such payment deferral or guarantee by the Corporation shall be on such terms and conditions as the Committee may determine, except that a Grantee shall not be entitled to defer the payment of such Option Price, or any related taxes unless the Grantee enters into a binding obligation to pay the deferred amount. If the Committee has permitted a payment deferral or caused the Corporation to guarantee a loan in accordance with this Section, then the Committee may require the immediate payment of such deferred amount or the immediate release of such guarantee upon the Grantee's terminating of employment or if the Grantee sells or otherwise transfers his or her Shares purchased pursuant to such deferral or guarantee. The Committee may at any time in its discretion forgive the repayment of any or all of the principal of, or interest on, any such deferred payment obligation.

     9. MANDATORY TAX WITHHOLDING.

     (a) Whenever under the Plan Shares are to be delivered upon exercise or payment of an Award or any other event with respect to rights and benefits hereunder, the Corporation shall be entitled to require (i) that the Grantee remit an amount in cash, or in the Corporation's discretion, Mature Shares, sufficient to satisfy all federal, state, and local tax withholding requirements related thereto ("Required Withholding"), (ii) the withholding of such Required Withholding from compensation otherwise due to the Grantee or from any Shares due to the Grantee under the Plan, or (iii) any combination of the foregoing.

     (b) Any Grantee who makes a Disqualifying Disposition shall remit to the Corporation an amount sufficient to satisfy all resulting Required Withholding; except that in lieu of or in addition to the foregoing, the Corporation shall have the right to withhold such Required Withholding from compensation otherwise due to the Grantee or from any Shares or other payment due to the Grantee under the Plan.

     10. ELECTIVE SHARE WITHHOLDING.

     (a) Subject to the provisions of this Section 10, a Grantee may elect the withholding ("Share Withholding") by the Corporation of a portion of the Shares otherwise deliverable to such Grantee upon the exercise of an Award (a "Taxable Event") having a Fair Market Value equal to (i) the minimum amount necessary to satisfy Required Withholding liability attributable to the Taxable Event or (ii) with the Committee's prior approval, a greater amount, not to exceed the estimated total amount of such Grantee's tax liability with the respect to the Taxable Event.

     (b) Each Share Withholding election shall be subject to the following conditions:

          (i) any Grantee's election shall be subject to the Committee's discretion to revoke the Grantee's right to elect Withholding at any time before the Grantee's election if the Committee has reserved the right to do so in the Award Agreement;

          (ii) the Grantee's election must be made before the date on which the amount to be withheld is determined; and

          (iii) the Grantee's election shall be irrevocable.

     11. TERMINATION OF EMPLOYMENT.

     (a) FOR CAUSE. If a Grantee's employment is terminated for Cause, any unexercised Option or SAR shall terminate effective immediately upon such termination of employment.

     (b) ON ACCOUNT OF RETIREMENT. Except as otherwise provided by the Committee in the Award Agreement, if a Grantee's employment terminates on account of Retirement, then any unexercised Option or SAR, whether or not exercisable on the date of such termination of employment, may be exercised, in whole or in part, within the first three years after such termination of employment (but only during the Option Term) by the Grantee.

     (c) ON ACCOUNT OF DEATH. Except as otherwise provided by the Committee in the Award Agreement, if a Grantee's employment terminates on account of death, then any unexercised Option or SAR, whether or not exercisable on the date of such termination of employment, may be exercised, in whole or in part, within the first 12 months after the death of the Grantee (but only during the Option
Term) by (A) his or her personal representative or by the person to whom the Option or SAR, as applicable, is transferred by will or the applicable laws of descent and distribution, or (B) the Grantee's designated beneficiary.

     (d) ON ACCOUNT OF DISABILITY. Except as otherwise provided by the Committee in the Award Agreement, if a Grantee's employment terminates on account of Disability, then any unexercised Option or SAR, whether or not exercisable on the date of such termination of employment, may be exercised in whole or in part, within the first 12 months after such termination of employment (but only during the Option Term) by (A) the Grantee, or (B) his or her representative.

     (e) ANY OTHER REASON. Except as otherwise provided by the Committee in the Award Agreement, if a Grantee's employment terminates for any reason other than for Cause, Retirement, death, or Disability, then any unexercised Option or SAR, to the extent exercisable immediately before the Grantee's termination of employment, may be exercised in whole or in part, not later than three months after such termination of employment (but only during the Option Term).

     (f) EXTENSION OF TERM. In the event of a termination of the Grantee's employment other than for Cause, the term of any Award (whether or not exercisable immediately before such termination) which would otherwise expire after the Grantee's termination of employment but before the end of the period following such termination of employment described in subparagraphs (b), (c) and (d) of this Section for exercise of Awards may, in the Committee's discretion, be extended so as to permit any unexercised portion thereof to be exercised at any time within such period. The Committee may further extend the period of exercisability to permit any unexercised portion thereof to be exercised within a specified period provided by the Committee.

     12. UNFUNDED PLAN. The Plan is intended to constitute an unfunded plan for incentive compensation. With respect to any payment not yet made to a Grantee by the Corporation, nothing contained herein shall give any such Grantee any rights that are greater than those of a general creditor of the Corporation.

     13. SECURITIES LAW MATTERS. If the Committee deems necessary to comply with any applicable securities law, the Committee may require a written investment intent representation by the Grantee and may require that a restrictive legend be affixed to certificates for Shares. If, based upon the advice of counsel to the Corporation, the Committee determines that the exercise or delivery of benefits pursuant to any Award would violate any applicable provision of (i) federal or state securities laws or (ii) the listing requirements of any national securities exchange or national market system on which are listed any of the Corporation's equity securities, then the Committee may postpone any such exercise or delivery, as applicable, but the Corporation shall use all reasonable efforts to cause such exercise or delivery to comply with all such provisions at the earliest practicable date.

     14. NO EMPLOYMENT RIGHTS. Neither the establishment of the Plan, nor the grant of any Award shall (a) give any Grantee the right to remain employed by the Corporation or any Subsidiary or to any benefits not specifically provided by the Plan or (b) modify the right of the Corporation or any Subsidiary to modify, amend, or terminate any employee benefit plan.

     15. NO RIGHTS AS A STOCKHOLDER. A Grantee shall not have any rights as a stockholder of the Corporation with respect to the Shares which may be deliverable upon exercise or payment of such Award until such shares have been delivered to him or her.

     16. NON-UNIFORM DETERMINATIONS. The Committee's determinations under the Plan need not be uniform and may be made by the Committee selectively among persons who receive, or are eligible to receive, Awards, whether or not such persons are similarly situated.

     17. ADJUSTMENTS.

     (a) The Committee shall make equitable adjustment of:

          (i) the aggregate number of Shares available under the Plan for Awards;

          (ii) the number of Shares or SARs covered by an Award; and

          (iii) the Option Price of all outstanding Options and the Strike Price of all outstanding SARs,

to reflect a stock dividend, stock split, reverse stock split, share combination, recapitalization, merger, consolidation, spin-off, split-off, reorganization, rights offering, liquidation, or similar event, of or by the Corporation.

     (b) Notwithstanding any provision in this Plan or any Award Agreement, in the event of a Change in Control in connection with which the holders of Common Stock receive shares of common stock of the surviving or successor corporation that are registered under Section 12 of the 1934 Act:

          (i) there shall be substituted for each Option and SAR outstanding on the date of the consummation of a corporate transaction relating to such Change in Control, a new Option or SAR, as the case may be, reflecting the number and class of shares into which each outstanding Share shall be converted pursuant to such Change in Control and providing each Grantee with rights that are substantially identical to those under this Plan in all material respects; and

          (ii) in the event of any such substitution, the purchase price per share in the case of an Option and the Strike Price in the case of an SAR shall be appropriately adjusted by the Committee, such adjustments to be made in the case of outstanding Options and SARs without a change in the aggregate purchase price or Strike Price.

     18. AMENDMENT OF THE PLAN. The Board may from time to time, in its discretion, amend the Plan without the approval of the Corporation's stockholders, except (i) as such stockholder approval may be required under the listing requirements of any securities exchange or national market system on which are listed the Corporation's equity securities and (ii) that the Board may not without the approval of the Corporation's stockholders amend the Plan to increase the total number of shares reserved for the purposes of the Plan or materially modify the Eligibility requirements.

     19. TERMINATION OF THE PLAN. The Plan shall terminate on the ten year anniversary of the Effective Date or at such earlier time as the Board may determine. No termination shall affect any Award then outstanding under the Plan.

     20. NO ILLEGAL TRANSACTIONS. The Plan and all Awards granted pursuant to it are subject to all applicable laws and regulations. Notwithstanding any provision of the Plan or any Award, Grantees shall not be entitled to exercise, or receive benefits under, any Award, and the Corporation shall not be obligated to deliver any Shares or deliver benefits to a Grantee, if such exercise or delivery would constitute a violation by the Grantee or the Corporation of any applicable law or regulation.

     21. CONTROLLING LAW. The law of the State of New York shall control all matters relating to the Plan.

     22. SEVERABILITY. If any part of the Plan is declared by any court or governmental authority to be unlawful or invalid, such unlawfulness or invalidity shall not invalidate any other part of the Plan. Any Section or part of a Section so declared to be unlawful or invalid shall, if possible, be construed in a manner which will given effect to the terms of such Section to the fullest extent possible while remaining lawful and valid.

[GRAPHIC]                          [GRAPHIC] PRINTED WITH
                                             SOY INK (TM)


This Proxy Statement is printed entirely on recycled and recyclable paper. Soy ink, rather than petroleum-based ink, is used throughout.

                            UNITED ENERGY CORPORATION

         THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON AUGUST 22, 2001

         Robert Seaman and Ronald Wilen, and each of them, as the true and lawful attorneys, agents and proxies of the undersigned, with full power of substitution, are hereby authorized to represent and to vote all shares of Common Stock of United Energy Corporation (the "Company") held of record by the undersigned on June 27, 2001, at the Annual Meeting of Shareholders to be held at 10:00 a.m. on Wednesday, August 22, 2001, at Crowne Plaza Hotel, Two Harmon Plaza, Secaucus, NJ, and any adjournment thereof. Any and all proxies heretofore given are hereby revoked.

         WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED AS DESIGNATED BY THE UNDERSIGNED. IF NO CHOICE IS SPECIFIED, THE PROXY WILL BE VOTED FOR THE ELECTION OF EACH NOMINEE AND FOR PROPOSALS 2, 3 AND 4.

1.   Election of Directors - Nominees are:

     REGINALD L. BABCOCK          [  ] FOR       [  ] AGAINST      [  ] ABSTAIN

     MARTIN RAPPAPORT             [  ] FOR       [  ] AGAINST      [  ] ABSTAIN

     ROBERT L. SEAMAN             [  ] FOR       [  ] AGAINST      [  ] ABSTAIN

     THOMAS F. SPENCER            [  ] FOR       [  ] AGAINST      [  ] ABSTAIN

     RONALD WILEN                 [  ] FOR       [  ] AGAINST      [  ] ABSTAIN

2. The appointment of Arthur Andersen LLP as the independent certified public accountants of the Company for the fiscal year ending March 31, 2002.

     [  ] FOR                 [  ] AGAINST                [  ] ABSTAIN

3. To amend the Articles of Incorporation to limit the liability of the Company's directors pursuant to state law.

     [  ] FOR                 [  ] AGAINST                [  ] ABSTAIN

4. To approve the 2001 Equity Incentive Plan, the term of the Plan to be August 22, 2011.

5. Discretionary authority is hereby granted with respect to such other matters as may properly come before the meeting.

     IMPORTANT: PLEASE SIGN EXACTLY AS NAME APPEARS BELOW. EACH JOINT OWNER SHOULD SIGN. EXECUTORS, ADMINISTRATORS, TRUSTEES, ETC. SHOULD GIVE FULL TITLE AS SUCH. IF SIGNOR IS A CORPORATION, PLEASE GIVE FULL CORPORATE NAME BY DULY AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.

Dated:                               2001
       ----------------------------,

                                             -----------------------------------
                                             Signature

                                             -----------------------------------
                                             Signature if held jointly

     THE ABOVE-SIGNED ACKNOWLEDGES RECEIPT OF THE NOTICE OF ANNUAL MEETING OF SHAREHOLDERS AND THE PROXY STATEMENT FURNISHED THEREWITH. PLEASE SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENVELOPE PROVIDED FOR THAT PURPOSE.